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                                 EXHIBIT 10.42
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                              SETTLEMENT AGREEMENT

         This settlement agreement and release is made by and between Merger Communications ("Merger") and MyWeb Inc.com ("MyWeb"):

                                    RECITALS

         WHEREAS, on or about February 23, 1999, Merger and Asia Media Communications, Ltd., now known as MyWeb Inc.com, entered into a Media Cooperation Agreement (hereinafter referred to as the "Contract") in which Merger agreed to perform various media relations activities for MyWeb.

         WHEREAS, Merger performed various media relations activities for MyWeb for which it did not receive any compensation from MyWeb. The agreed upon compensation and terms of same are more particularly described in the Contract signed by the parties on or about February 23, 1999.

         WHEREAS, a dispute arose between the parties regarding the compensation Merger was to receive under the Contract.

         WHEREAS, the parties to this agreement concede that bona fide disputes and controversies exist between them both as to liability and the amount of damages, if any, that are due because of the disputes between them; and

         WHEREAS, the parties desire to dispose of the entire controversy and dispute between them, including all claims and causes of action of any kind that currently exist or that may exist in the future that relate in any way to the Contract as set forth above. The parties recognize that there may be claims or injuries arising out of the occurrence described in this agreement that are unknown to the parties at the time of execution of this agreement, or that may arise in the future. However, the parties have negotiated this agreement in full knowledge of the possibility of additional claims or injuries, and intend this agreement to settle and finally dispose of all such claims or injuries arising out of or relating to the described occurrence, whether known or unknown.


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                                        AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises and covenants contained in this agreement, including the recitals set forth above, the parties agree as follows:

1. MyWeb agrees to pay to Merger, for all claims asserted or that could have been asserted, the sum of $30,000 which sum includes compensation for all damages, attorney's fees, court costs and other expenses.

2. MyWeb further agrees to provide to Merger 30,000 shares of common stock in MyWeb, Inc.com. MyWeb expressly agrees that the services performed by Merger paid for the 30,000 shares of common stock as of March 3, 1999. MyWeb agrees that the 30,000 shares of common stock will be unrestricted and freely tradeable as of March 3, 2000.

3. Merger and MyWeb further agree that as part of this settlement the parties will enter into a new Contract regarding Merger's performance of various media relations activities for MyWeb. The terms and conditions are set forth in the new contract, a copy of which is attached hereto.

4. Merger and MyWeb hereby mutually release and forever discharge one another, including all officers, directors, employees, heirs, shareholders, assigns, insurers, agents and attorneys, from any and all claims, demands, or suits, known or unknown, now existing or subsequently arising, fixed or contingent, liquidated or unliquidated, whether arising in tort or contract, whether statutory or under common law, whether or not asserted, arising from or related to the events and transactions which are the subject matter of the referenced dispute regarding the Contract.

                                                            SETTLEMENT AGREEMENT

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5.       MERGER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS ALLIED, AND ANY
         OTHER PERSON, FIRM, OR CORPORATION BOUND TO DEFEND OR PAY JUDGMENTS AGAINST IT, FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION, INCLUDING CLAIMS FOR CONTRIBUTION OR INDEMNITY, AND THE REASONABLE AND NECESSARY COSTS, INCLUDING ATTORNEY'S FEES, INCURRED IN DEFENSE OF ANY SUCH CLAIM, THAT MERGER, ITS HEIRS, ASSIGNS OR LEGAL REPRESENTATIVES, OR THOSE WHO MAY CLAIM BY, THROUGH, OR UNDER THE FOREGOING, HAVE OR MAY HAVE ARISING OUT OF OR RESULTING FROM THE INJURIES ALLEGEDLY SUSTAINED BY MERGER ARISING OUT OF OR RELATING TO THE EVENTS AND TRANSACTIONS WHICH FORM THE BASIS OF THIS LAWSUIT. THIS INDEMNITY OBLIGATION EXTENDS TO THE ACTUAL OR ALLEGED NEGLIGENCE OF ANY PERSON OR ENTITY INDEMNIFIED HEREUNDER. THE PARTIES AGREE THAT THIS IS A CONSPICUOUS LEGEND, AND THAT THIS INDEMNITY PROVISION COMPLIES IN ALL RESPECTS WITH THE EXPRESS NEGLIGENCE TEST PERTAINING TO INDEMNITY PROVISIONS.

6. It is understood and agreed that the cash and stock consideration paid to Merger as set forth above shall satisfy and extinguish any and all claims, demands, actions or causes of action by Merger of whatever nature and character related to or arising out of the subject matter of the above-referenced lawsuit, including without limitation all claims for actual, special, consequential, exemplary, treble or punitive damages, legal fees and expenses, court costs, and all other costs, expenses or damages, and claims for breach of any common law, contractual, quasi contractual, or statutory duty owed by MyWeb.

                                                            SETTLEMENT AGREEMENT

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7.       The parties to this agreement represent that each:

         a. has been fully informed of the terms, and effect of this agreement and has had the opportunity to consult counsel in connection with its execution;

         b. has neither made nor received (nor relied on) any promise or representation of any kind by any other party or anyone acting for them, except as expressly stated in this agreement; and

         c. owns outright and without any encumbrance the claims, rights and/or interests that each purports to release herein.

         Each signatory hereto warrants and represents that he or she has authority to bind the parties for whom that signatory acts.

7. This is a compromise of a doubtful and disputed claim and the consideration herein shall not be construed as an admission of liability or fault on the part of the parties hereto, by whom liability and wrongdoing is expressly denied. The parties to this agreement have entered into this agreement for the consideration stated herein, and for the sole purpose of avoiding the expense of litigation and to buy their peace. None of the papers or documents pertaining to this settlement or the fact of this settlement shall be admissible against the parties in any lawsuit now pending or which might hereinafter be filed by any entity except as may be necessary to enforce the terms and conditions of this agreement. Nothing contained herein shall impede any party from enforcing this agreement.

                                                            SETTLEMENT AGREEMENT

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9.       Merger and MyWeb each expressly warrant and stipulate that they have no cause of action or claims against one another arising out of or relating to the facts and circumstances relating to the above referenced Contract dispute, except those claims which are released herein. Merger and MyWeb each further warrant and stipulate that there are no facts now in existence which could form the basis of any new or additional causes of action or claims by or against any party to this agreement arising out of or relating to the facts and circumstances which form the basis of the above captioned lawsuit.

10. The provisions of this settlement agreement shall be applied and interpreted in a manner consistent with each other so as to carry out the purpose and intent of the parties, but, if for any reason any provision is unenforceable or invalid, such provision shall be deemed severed from this agreement and the remaining provisions shall be carried out with the same force and effect as if the severed portion had not been a part of this agreement.

11. This settlement agreement embodies the entire agreement between the parties, supersedes all prior agreements or understandings, if any, relating to the subject matter hereof, and may be amended only by an instrument in writing executed jointly by each of the parties.

12. This settlement agreement is being executed and delivered, and is intended to be performed in Harris County, Texas, and the laws of the State of Texas shall govern the rights and the duties of the parties hereto and the validity, construction, enforcement and interpretation of this agreement.

13. This settlement agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitutes, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

                                                                      SETTLEMENT
                                                                       AGREEMENT


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13.     All parties agree to cooperate fully and execute any and all supplementary documents and to take all additional actions which may be necessary or appropriate to give full force and effect to the basic terms and intent of this settlement agreement.

14. This settlement agreement shall become effective immediately following execution by each of the parties.

        IN WITNESS WHEREOF, the parties hereto executed this settlement agreement in duplicate originals as of the date set forth below.


                                             MERGER COMMUNICATION




                                                 /s/ JUKKA TOLONEN
                                                -------------------------------
                                             By: Jukka Tolonen

                                             Date:
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                                             MYWEB, INC.COM




                                                 /s/ TS WONG
                                                -------------------------------
                                             By: TS Wong, CEO


                                             Its:

                                             Date:
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